                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             UTILICORP UNITED INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        $1,078,816
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        Preliminary Joint Proxy Statement/Prospectus on Schedule 14A and
        KC United Corp. Form S-4 File No. 333-02223
        ------------------------------------------------------------------------
     3) Filing Party:
        UtiliCorp United, Kansas City Power & Light
        ------------------------------------------------------------------------
     4) Date Filed:
        February 21, 1996 and April 4, 1996
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


MERGER UPDATE


 DATE:     JULY 2, 1996

 TO:       "ADDRESSEE"

 FROM:     RICK GREEN

 LAST WEEK UTILICORP UNITED COMMENDED KANSAS CITY POWER & LIGHT'S BOARD OF DIRECTORS AND CHAIRMAN DRUE JENNINGS FOR ONCE AGAIN REJECTING A HOSTILE BID FOR KCPL BY WESTERN RESOURCES. KCPL'S BOARD REJECTED THE BID AT A MONDAY, JUNE 24 MEETING.

 AS STATED IN THE NEWS RELEASE, "CHAIRMAN DRUE JENNINGS AND THE KCPL BOARD GOT IT EXACTLY RIGHT, SHOWING THE SAME KIND OF NO-NONSENSE BUSINESS JUDGMENT THAT MARKED THEIR EARLIER UNANIMOUS SUPPORT FOR THE EXISTING MERGER AGREEMENT WITH UTILICORP. THEIR CONTINUING DEMONSTRATION OF LEADERSHIP SERVES AS A STRONG MODEL FOR THE COMPETITIVE SPIRIT WE ENVISION AT THE NEW COMPANY WE'RE BUILDING".

 BOTH COMPANIES HAVE MAILED REVISED JOINT PROXY STATEMENT/PROSPECTUS FOR THE AMENDED MERGER AGREEMENT TO SHAREHOLDERS THIS WEEK. UTILICORP SHAREHOLDERS WILL VOTE ON THE REVISED MERGER AGREEMENT AT A SPECIAL MEETING ON AUGUST 14, AND KCPL SHAREHOLDERS WILL VOTE ON AUGUST 7. AS REGULATORY AND OTHER PROCESSES ARE BEING WORKED THROUGH, COMPLETION OF THE MERGER IS ANTICIPATED IN EARLY 1997.

 UTILICORP AND KCPL HAVE CHOSEN MAXIM ENERGIES, INC. AS THE NAME FOR THE NEW COMPANY TO BE CREATED BY THEIR PROPOSED MERGER. THE NAME WAS CHOSEN AS IT CLEARLY CONVEYS OUR COMMITMENT TO DELIVERING THE HIGHEST LEVELS OF VALUE AND SERVICE, AS WELL AS LEADERSHIP IN REDEFINING OUR INDUSTRY IN THE COMPETITIVE ENERGY MARKETPLACE.

 IF YOU WOULD LIKE A COPY OF UTILICORP'S NEWS RELEASE RESPONDING TO KCPL'S ACTION OR THE NEW NAME, A COPY OF THE PROXY OR FACT BOOKLET ON THE MERGER, OR HAVE FURTHER QUESTIONS, PLEASE CALL ME AT 816-467-3507OR SANDY BRADEN AT 816-467-3531.

 UNTIL THE NEXT UPDATE. . .